                                                                      EXHIBIT 23


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS

The Board of Directors
Waddell & Reed Financial, Inc.

We consent to the use of our reports incorporated herein by reference.

/s/ KPMG Peat Marwick LLP

Kansas City, Missouri
December 29, 1998